                                                        Exhibit 99.5
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
  -----------------------------------------

  -----------------------------------------
  JUDGE: BARBARA J. HOUSER
  -----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                               CHIEF FINANCIAL OFFICER
  ------------------------------------------   ---------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

  DREW KEITH                                              11/20/2001
  ------------------------------------------   ---------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                          DATE

  PREPARER:

  /s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
  ------------------------------------------   ---------------------------------
  ORIGINAL SIGNATURE OF PREPARER                             TITLE

  KEVIN K. CRAIG                                          11/20/2001
  ------------------------------------------   ---------------------------------
  PRINTED NAME OF PREPARER                                   DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

     ---------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC                       ACCRUAL BASIS-1
     ---------------------------------------

     ---------------------------------------
     CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
     ---------------------------------------

     ---------------------------------------

     COMPARATIVE BALANCE SHEET
     ----------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE               MONTH             MONTH            MONTH
                                                                     ------------------------------------------------------------
     ASSETS                                              AMOUNT            OCTOBER, 2001     NOVEMBER, 2001   DECEMBER, 2001
     ----------------------------------------------------------------------------------------------------------------------------
     1.        UNRESTRICTED CASH                                           $      11,751     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     2.        RESTRICTED CASH                                             $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     3.        TOTAL CASH                             $          0         $      11,751     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     4.        ACCOUNTS RECEIVABLE (NET)              $ 41,314,895         $  19,088,538     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     5.        INVENTORY                                                   $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     6.        NOTES RECEIVABLE                                            $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     7.        PREPAID EXPENSES                       $     35,445         $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     8.        OTHER (ATTACH LIST)                    $102,257,281         $   7,961,734     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     9.        TOTAL CURRENT ASSETS                   $143,607,621         $  27,062,023     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     10.       PROPERTY, PLANT & EQUIPMENT            $  2,455,211         $   4,761,034     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     11.       LESS: ACCUMULATED
               DEPRECIATION / DEPLETION                                    $   2,958,785     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     12.       NET PROPERTY, PLANT &
               EQUIPMENT                              $  2,455,211         $   1,802,249     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     13.       DUE FROM INSIDERS                                           $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     14.       OTHER ASSETS - NET OF
               AMORTIZATION (ATTACH LIST)                                  $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     15.       OTHER (ATTACH LIST)                                         $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     16.       TOTAL ASSETS                           $146,062,832         $  28,864,272     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     ----------------------------------------------------------------------------------------------------------------------------
     17.       ACCOUNTS PAYABLE                                            $     236,481     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     18.       TAXES PAYABLE                                               $     619,534     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     19.       NOTES PAYABLE                                               $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     20.       PROFESSIONAL FEES                                           $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     21.       SECURED DEBT                                                $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     22.       OTHER (ATTACH LIST)                                          ($16,801,901)    $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     23.       TOTAL POSTPETITION
               LIABILITIES                                                  ($15,945,886)    $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     ----------------------------------------------------------------------------------------------------------------------------
     24.       SECURED DEBT                                                $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     25.       PRIORITY DEBT                          $    496,687         $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     26.       UNSECURED DEBT                         $ 78,864,376         $   5,058,160     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     27.       OTHER (ATTACH LIST)                                         $   4,954,286     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     28.       TOTAL PREPETITION LIABILITIES          $ 79,361,063         $  10,012,446     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     29.       TOTAL LIABILITIES                      $ 79,361,063           ($5,933,440)    $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     EQUITY
     ----------------------------------------------------------------------------------------------------------------------------
     30.       PREPETITION OWNERS' EQUITY                                  $  61,741,245     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     31.       POSTPETITION CUMULATIVE
               PROFIT OR (LOSS)                                             ($26,943,533)    $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     32.       DIRECT CHARGES TO EQUITY
               (ATTACH EXPLANATION)                                        $           0     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     33.       TOTAL EQUITY                           $          0         $  34,797,712     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
     34.       TOTAL LIABILITIES &
               OWNERS' EQUITY                         $ 79,361,063         $  28,864,272     $            0   $            0
     ----------------------------------------------------------------------------------------------------------------------------
                                                                           $           0     $            0   $            0

--------------------------------------------------------------------------------

================================================================================
                                                    Monthly Operating Report

    --------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC              ACCRUAL BASIS-2
    --------------------------------------

    --------------------------------------
    CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
    --------------------------------------

    ----------------------------------
    INCOME STATEMENT
    ----------------------------------------------------------------------------------------------------------------------------
                                                               MONTH           MONTH           MONTH                 QUARTER
                                                      ----------------------------------------------------
    REVENUES                                               OCTOBER, 2001   NOVEMBER, 2001  DECEMBER, 2001             TOTAL
    ----------------------------------------------------------------------------------------------------------------------------
    1.      GROSS REVENUES                                 $   9,764,999   $            0  $            0         $   9,764,999
    ----------------------------------------------------------------------------------------------------------------------------
    2.      LESS: RETURNS & DISCOUNTS                      $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    3.      NET REVENUE                                    $   9,764,999   $            0  $            0         $   9,764,999
    ----------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    ----------------------------------------------------------------------------------------------------------------------------
    4.      MATERIAL                                       $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    5.      DIRECT LABOR                                   $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    6.      DIRECT OVERHEAD                                $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    7.      TOTAL COST OF GOODS SOLD                       $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    8.      GROSS PROFIT                                   $   9,764,999   $            0  $            0         $   9,764,999
    ----------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    ----------------------------------------------------------------------------------------------------------------------------
    9.      OFFICER / INSIDER COMPENSATION                 $      13,333   $            0  $            0         $      13,333
    ----------------------------------------------------------------------------------------------------------------------------
    10.     SELLING & MARKETING                            $       2,220   $            0  $            0         $       2,220
    ----------------------------------------------------------------------------------------------------------------------------
    11.     GENERAL & ADMINISTRATIVE                       $   1,623,812   $            0  $            0         $   1,623,812
    ----------------------------------------------------------------------------------------------------------------------------
    12.     RENT & LEASE                                   $     293,659   $            0  $            0         $     293,659
    ----------------------------------------------------------------------------------------------------------------------------
    13.     OTHER (ATTACH LIST)                            $   8,634,982   $            0  $            0         $   8,634,982
    ----------------------------------------------------------------------------------------------------------------------------
    14.     TOTAL OPERATING EXPENSES                       $  10,568,006   $            0  $            0         $  10,568,006
    ----------------------------------------------------------------------------------------------------------------------------
    15.     INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                                   ($803,007)  $            0  $            0             ($803,007)
    ----------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    ----------------------------------------------------------------------------------------------------------------------------
    16.     NON-OPERATING INCOME (ATT. LIST)                       ($271)  $            0  $            0                 ($271)
    ----------------------------------------------------------------------------------------------------------------------------
    17.     NON-OPERATING EXPENSE (ATT. LIST)              $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    18.     INTEREST EXPENSE                               $     322,610   $            0  $            0         $     322,610
    ----------------------------------------------------------------------------------------------------------------------------
    19.     DEPRECIATION / DEPLETION                       $      52,230   $            0  $            0         $      52,230
    ----------------------------------------------------------------------------------------------------------------------------
    20.     AMORTIZATION                                   $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    21.     OTHER (ATTACH LIST)                            $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    22.     NET OTHER INCOME & EXPENSES                    $     374,569   $            0  $            0         $     374,569
    ----------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ----------------------------------------------------------------------------------------------------------------------------
    23.     PROFESSIONAL FEES                              $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    24.     U.S. TRUSTEE FEES                              $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    25.     OTHER (ATTACH LIST)                            $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    26.     TOTAL REORGANIZATION EXPENSES                  $           0   $            0  $            0         $           0
    ----------------------------------------------------------------------------------------------------------------------------
    27.     INCOME TAX                                         ($471,030)  $            0  $            0             ($471,030)
    ----------------------------------------------------------------------------------------------------------------------------
    28.     NET PROFIT (LOSS)                                  ($706,546)  $            0  $            0             ($706,546)
    ----------------------------------------------------------------------------------------------------------------------------
                                                           $           0   $            0  $            0

================================================================================

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

        -----------------------------------
        CASE NAME: KITTY HAWK CARGO, INC        ACCRUAL BASIS-3
        -----------------------------------

        -----------------------------------
        CASE NUMBER: 400-42145-BJH-11              02/13/95, RWD, 2/96
        -----------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                    MONTH          MONTH             MONTH                   QUARTER
                                                       ----------------------------------------------------
        DISBURSEMENTS                                     OCTOBER, 2001  NOVEMBER, 2001     DECEMBER, 2001             TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                     $   11,751         $11,751            $11,751              $   11,751
        ---------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ---------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                    $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ---------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                   $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                  $6,554,179         $     0            $     0              $6,554,179
        ---------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                      $6,554,179         $     0            $     0              $6,554,179
        ---------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ---------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                          ($6,554,179)        $     0            $     0             ($6,554,179)
        ---------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                 ($6,554,179)        $     0            $     0             ($6,554,179)
        ---------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                $        0         $     0            $     0              $        0
        --------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                          $   11,751         $11,751            $11,751              $   11,751
        ---------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ---------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                   $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                            $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                 $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                     $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                     $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                     $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                           $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                              $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                        $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                 $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                         $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                      $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                   $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                           $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                 $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ---------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                             $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                             $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                           $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                 $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                           $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                 $        0         $     0            $     0              $        0
        ---------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                           $   11,751         $11,751            $11,751              $   11,751
        ---------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     Monthly Operating Report

        ------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC          ACCRUAL BASIS-4
        ------------------------------------

        ------------------------------------
        CASE NUMBER: 400-42145-BJH-11                02/13/95, RWD, 2/96
        ------------------------------------

        -------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULE          MONTH         MONTH            MONTH
                                                                              ---------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                                    AMOUNT        OCTOBER, 2001  NOVEMBER, 2001  DECEMBER, 2001
        -------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                               $21,518,319      $12,147,939      $       0      $       0
        -------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                              $14,127,296      $ 1,400,735      $       0      $       0
        -------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                              $ 2,070,404      $ 1,756,036      $       0      $       0
        -------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                $ 3,598,876      $ 2,821,794      $       0      $       0
        -------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                          $41,314,895      $18,126,504      $       0      $       0
        -------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE
        -------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                          $41,314,895      $18,126,504      $       0      $       0
        -------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: OCTOBER, 2001
                                                                                          --------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                             0-30         31-60           61-90       91+
        TAXES  PAYABLE                                       DAYS         DAYS            DAYS       DAYS             TOTAL
        ------------------------------------------------------------------------------------------------------------------------

        1.      FEDERAL                                  $619,534                                                   $ 619,534
        ------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                                                                               $       0
        ------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                                                                               $       0
        ------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                                                                                 $       0
        ------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                      $619,534  $         0      $         0      $      0       $ 619,534
        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                         $124,996  $    19,667      $    12,543      $ 79,275       $ 236,481
        ------------------------------------------------------------------------------------------------------------------------

                                                                                                                    $       0
        ------------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                               MONTH: OCTOBER, 2001
                                                                                          --------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                                       BEGINNING         AMOUNT                  ENDING
                                                                         TAX         WITHHELD AND/    AMOUNT       TAX
        FEDERAL                                                       LIABILITY*       OR ACCRUED      PAID     LIABILITY
        ------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                      $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                    $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                    $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                       $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                             $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                $   285,852      $   619,534      $285,852       $ 619,534
        ------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                $   285,852      $   619,534      $285,852       $ 619,534
        ------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                        $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                              $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                             $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                       $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                      $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                  $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                $         0                                      $       0
        ------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                $         0      $         0      $      0       $       0
        ------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                        $   285,852      $   619,534      $285,852       $ 619,534
        ------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

        --------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC           ACCRUAL BASIS-5
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42145-BJH-11                 02/13/95, RWD, 2/96
        --------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                        MONTH: OCTOBER, 2001
                                                                               ------------------------------------------------
        -----------------------------------------------
        BANK RECONCILIATIONS
                                                             Account #1          Account #2        Account #3
        -----------------------------------------------------------------------------------------------------------------------
        A.           BANK:                              Bank One
        --------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                               1559691298                                     TOTAL
        --------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                    Operations Account
        -----------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                          $    0                                            $     0
        -----------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                    $    0                                            $     0
        -----------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                        $    0                                            $     0
        -----------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                             $3,251                                            $ 3,251
        -----------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                         $3,251           $0               $0              $ 3,251
        -----------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------
        INVESTMENT ACCOUNTS

        -----------------------------------------------------------------------------------------------------------------------
                                                               DATE OF             TYPE OF          PURCHASE     CURRENT
        BANK, ACCOUNT NAME & NUMBER                           PURCHASE           INSTRUMENT          PRICE        VALUE
        -----------------------------------------------------------------------------------------------------------------------
        7.      N/A
        -----------------------------------------------------------------------------------------------------------------------
        8.
        -----------------------------------------------------------------------------------------------------------------------
        9.
        -----------------------------------------------------------------------------------------------------------------------
        10.
        -----------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                     $0              $     0
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------
        CASH

        -----------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                      $ 8,500
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                             $11,751
        -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report


    -----------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC              ACCRUAL BASIS-6
    -----------------------------------------

    -----------------------------------------
    CASE NUMBER: 400-42145-BJH-11                    02/13/95, RWD, 2/96
    -----------------------------------------

                                                     MONTH: OCTOBER, 2001

    -----------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
    -----------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
    CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

    --------------------------------------------------------------------------------------------------
                                                   INSIDERS
    --------------------------------------------------------------------------------------------------
                                             TYPE OF                AMOUNT            TOTAL PAID
                  NAME                       PAYMENT                 PAID               TO DATE
    --------------------------------------------------------------------------------------------------
    1.   Toby Skaar                 Salary                           $ 13,333            $311,498
    --------------------------------------------------------------------------------------------------
    2.
    --------------------------------------------------------------------------------------------------
    3.
    --------------------------------------------------------------------------------------------------
    4.
    --------------------------------------------------------------------------------------------------
    5.
    --------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO INSIDERS                                                 $ 13,333            $311,498
    --------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                              TOTAL
                                        ORDER AUTHORIZING           AMOUNT              AMOUNT        TOTAL PAID    INCURRED
                       NAME                  PAYMENT               APPROVED              PAID           TO DATE    & UNPAID *
    --------------------------------------------------------------------------------------------------------------------------
    1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
    --------------------------------------------------------------------------------------------------------------------------
    2.
    --------------------------------------------------------------------------------------------------------------------------
    3.
    --------------------------------------------------------------------------------------------------------------------------
    4.
    --------------------------------------------------------------------------------------------------------------------------
    5.
    --------------------------------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO PROFESSIONALS                                            $      0            $      0         $   0       $  0
    --------------------------------------------------------------------------------------------------------------------------

    * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

    ----------------------------------------------------------------------------
    POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
    PAYMENTS
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULED            AMOUNTS
                                                                    MONTHLY              PAID                TOTAL
                                                                   PAYMENTS             DURING              UNPAID
                        NAME OF CREDITOR                              DUE                MONTH           POSTPETITION
    ----------------------------------------------------------------------------------------------------------------------
    1.   National City Bank & Ft Wayne - Allen County                $184,377            $184,377         $   0
    ----------------------------------------------------------------------------------------------------------------------
    2.   Ridgely - City of Philadelphia - PHL                        $ 26,274            $ 26,274         $   0
    ----------------------------------------------------------------------------------------------------------------------
    3.   Continental Airlines - EWR                                  $ 21,762            $ 21,762         $   0
    ----------------------------------------------------------------------------------------------------------------------
    4.   City of Los Angeles - LAX                                   $  6,019            $  6,019         $   0
    ----------------------------------------------------------------------------------------------------------------------
    5.   Airport Group Int'l - ATL                                   $ 11,200            $ 11,200         $   0
    ----------------------------------------------------------------------------------------------------------------------
    6.   TOTAL                                                       $249,632            $249,632         $   0
    ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

        -----------------------------------------
        CASE NAME: KITTY HAWK CARGO, INC            ACCRUAL BASIS-7
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42145-BJH-11                  02/13/95, RWD, 2/96
        -----------------------------------------

                                                     MONTH:  OCTOBER, 2001
                                                            --------------------

        --------------------------------------------------
        QUESTIONNAIRE

        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                YES         NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                             X
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
        ----------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                               X
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
        ----------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                        X
               LOANS) DUE FROM RELATED PARTIES?
        ----------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                       X
               THIS REPORTING PERIOD?
        ----------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                             X
               DEBTOR FROM ANY PARTY?
        ----------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                 X
        ----------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                           X
               PAST DUE?
        ----------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                             X
        ----------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                   X
        ----------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                               X
               DELINQUENT?
        ----------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                              X
               REPORTING PERIOD?
        ----------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                              X
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
        EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        --------------------------------------------------
        INSURANCE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                YES         NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                            X
               NECESSARY INSURANCE COVERAGES IN EFFECT?
        ----------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                            X
        ----------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                     INSTALLMENT PAYMENTS
        ----------------------------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                                        PAYMENT AMOUNT
                     POLICY                            CARRIER                            PERIOD COVERED             & FREQUENCY
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    ------------------------------------------
    CASE NAME:  Kitty Hawk Cargo, Inc.              FOOTNOTES SUPPLEMENT
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42145-BJH-11                   ACCRUAL BASIS
    ------------------------------------------

                                         MONTH:       OCTOBER, 2001
                                               ---------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS           LINE
      FORM NUMBER            NUMBER                                  FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          6                                      All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------------------------------------
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------------------------------------
                                                  Company). Refer to Case # 400-42141
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          7                                      All insurance plans related to the Company are carried
    --------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    --------------------------------------------------------------------------------------------------------------------------------
                                                  400-42141.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          3                     3                The current general ledger system is not able to provide a detail of
    --------------------------------------------------------------------------------------------------------------------------------
                                                  customer cash receipts segregated by prepetion accounts receivable
    --------------------------------------------------------------------------------------------------------------------------------
                                                  and post petition accounts receivable. Therefore, cash receipts
    --------------------------------------------------------------------------------------------------------------------------------
                                                  is provided in total for the month.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          3                     8                All cash received into the Company cash accounts is swept
    --------------------------------------------------------------------------------------------------------------------------------
                                                  each night to Kitty Hawk, Inc. Master Account (see Case
    --------------------------------------------------------------------------------------------------------------------------------
                                                  #400-42141).
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          3                    31                All disbursements (either by wire transfer or check), including payroll are
    --------------------------------------------------------------------------------------------------------------------------------
                                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
    --------------------------------------------------------------------------------------------------------------------------------
                                                  account.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          4                     6                All assessment of uncollectible accounts receivable are done
    --------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    --------------------------------------------------------------------------------------------------------------------------------
                                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries
    --------------------------------------------------------------------------------------------------------------------------------
                                                  as deemed necessary.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          4                     7                The A/R aging does not reconcile to the general ledger due to historical
    --------------------------------------------------------------------------------------------------------------------------------
                                                  system problems.  In addition, A/R aging is for Trade A/R only.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

          4                     6                Accounts payable on the aging are in the 60 and 90 day categories due to wire
    --------------------------------------------------------------------------------------------------------------------------------
                                                  transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    --------------------------------------------------------------------------------------------------------------------------------
                                                  aging and invoices on Kitty Hawk Cargo Aging. Company is working on
    --------------------------------------------------------------------------------------------------------------------------------
                                                  clearing these items.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          4                     1                Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
    --------------------------------------------------------------------------------------------------------------------------------
                                                  Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          6                  Insiders            Payments to insiders include a portion of the Court approved retention
    --------------------------------------------------------------------------------------------------------------------------------
                                                  payments in the month of January.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
          6                   Leases             EWR station & Lessor was changed to Continental; ATL rent paid 8/30, G/L 9/01
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                            OCTOBER, 2001


ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                                   $        7,961,734  Reported
                                                           --------------------
           Net of all I/C Accts Receivable/Payable                   4,944,397
           Intangibles - Other                                         154,458
           Note Receivable - AFL                                     2,499,195
           Pre-Paid Insurance                                            3,630
           Pre-Paid Misc                                                23,250
           Deposits                                                    336,804
                                                           --------------------
                                                                     7,961,734  Detail
                                                           --------------------
                                                                             -  Difference
                                                           --------------------


22.   OTHER (ATTACH LIST)                                   $      (16,801,901) Reported
                                                           --------------------
           Accrued Liabilities                                       1,245,673
           Accrued Salaries & PR Taxes                                       -
           Less: FET Taxes Payable (Line 18)                           619,534
           Post-petition Fed Inc Tax                               (18,667,108)
                                                           --------------------
              *** FET recorded in Taxes Payable                    (16,801,901) Detail
                                                           --------------------
                                                                             -  Difference
                                                           --------------------


27.   OTHER (ATTACH LIST)                                   $        4,954,286  Reported
                                                           --------------------
           Pre-petition Fed Inc Tax                                  4,018,643
           Pre-petition Deposits                                       479,840
           Pre-petition Taxes Other                                          -
           Pre-petition Accrued Liabilities                            455,803

                                                           --------------------
                                                                     4,954,286  Detail
                                                           --------------------
                                                                             -  Difference
                                                           --------------------


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                   $        8,634,982  Reported
                                                           --------------------
             Aircraft Costs                                            198,696
             I/C Aircraft Costs (KHA)                                4,231,473
             KHC Ground Handling (Operations Payroll)                  778,956
             Outstation Ground Handling                                917,202
             Trucking Costs                                            375,750
             Fuel                                                    2,035,230
             Contract Labor                                                  -
             Other                                                      97,675
                                                           --------------------
                                                                     8,634,982  Detail
                                                           --------------------
                                                                             -  Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                           (6,554,179) Reported
                                                           --------------------
           Transfer to Inc - all money sweeps                       (6,554,179) Detail
                                                           --------------------
              to KH Inc. Case #400-42141                                     -  Difference
                                                           --------------------


ACCRUAL BASIS-4

6.    OTHER (ATTACH LIST)                                              905,386  Reported
                                                           --------------------
           FET (720) 9/12-15/01 Pd 10/10                                17,004
           FET (720) 9/16-30/01 Pd 10/25                               234,424
           FET (720) Refunds - Reconciling Items                        34,424
           FET (720) 10/01-31/01                                       619,534
                                                           --------------------
                                                                       905,386  Detail
                                                           --------------------
                                                                             -  Difference
                                                           --------------------